Post balance sheet events	12 Months Ended
Dec. 31, 2022
Post balance sheet events
Post balance sheet events

29. Post balance sheet events

On 2 March 2023 the Board declared a final dividend of 2.4 pence per ordinary share for a total amount of £222m. Subject to shareholder approval at the Company’s AGM, this dividend will be paid on 27 April 2023 to holders of ordinary shares and ADRs on the register as of 17 March 2023. The dividend will be paid out of retained profits.

To further optimise its capital structure, on 2 March 2023, the Group announced that it would exercise its option to redeem at par the $300m of Callable Floating Rate Senior Notes due 2024 on 24 March.